UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2011

General Mills, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-01185	41-0274440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Number One General Mills Boulevard, Minneapolis, Minnesota		55426-1347
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-764-7600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On May 11, 2011, General Mills, Inc. (the "Company") agreed to sell (i) $400,000,000 aggregate principal amount of its Floating Rate Notes due 2014 and (ii) $300,000,000 aggregate principal amount of its 1.55% Notes due 2014 (collectively, the "Notes") pursuant to Underwriting Agreements, dated May 11, 2011 (the "Underwriting Agreements"), among the Company, Barclays Capital Inc. and Citigroup Global Markets Inc. The Notes will be issued pursuant to that certain Indenture, dated as of February 1, 1996 (as amended, the "Indenture"), between the Company and U.S. Bank National Association, as Trustee, and the Officers’ Certificates and Authentication Orders, dated May 16, 2011 (the "Officers’ Certificates"), pursuant to Sections 201, 301 and 303 of the Indenture. The offer and sale of the Notes have been registered under the Securities Act of 1933, as amended, by Registration Statement on Form S-3 (No. 333-155932). The sale of the Notes is expected to close on May 16, 2011.

The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreements, the Officers’ Certificates and the opinions of Janice L. Marturano with respect to the validity of the Notes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Underwriting Agreement, dated May 11, 2011, among the Company, Barclays Capital Inc. and Citigroup Global Markets Inc. for the Floating Rate Notes due 2014.

1.2 Underwriting Agreement, dated May 11, 2011, among the Company, Barclays Capital Inc. and Citigroup Global Markets Inc. for the 1.55% Notes due 2014.

4.1 Officers’ Certificate and Authentication Order, dated May 16, 2011, for the Floating Rate Notes due 2014 (which includes the form of Note) issued pursuant to the Indenture.

4.2 Officers’ Certificate and Authentication Order, dated May 16, 2011, for the 1.55% Notes due 2014 (which includes the form of Note) issued pursuant to the Indenture.

5.1 Opinion of Janice L. Marturano, Esq. for the Floating Rate Notes due 2014.

5.2 Opinion of Janice L. Marturano, Esq. for the 1.55% Notes due 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Mills, Inc.

May 16, 2011	By:	Donal L. Mulligan

Name: Donal L. Mulligan
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 11, 2011, among the Company, Barclays Capital Inc. and Citigroup Global Markets Inc. for the Floating Rate Notes due 2014
1.2	Underwriting Agreement, dated May 11, 2011, among the Company, Barclays Capital Inc. and Citigroup Global Markets Inc. for the 1.55% Notes due 2014
4.1	Officers’ Certificate and Authentication Order, dated May 16, 2011, for the Floating Rate Notes due 2014 (which includes the form of Note) issued pursuant to the Indenture
4.2	Officers’ Certificate and Authentication Order, dated May 16, 2011, for the 1.55% Notes due 2014 (which includes the form of Note) issued pursuant to the Indenture
5.1	Opinion of Janice L. Marturano, Esq. for the Floating Rate Notes due 2014
5.2	Opinion of Janice L. Marturano, Esq. for the 1.55% Notes due 2014